UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2016

Item 1. Report to Stockholders.

Calvert VP SRI Balanced Portfolio
Annual Report December 31, 2016

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
6	Understanding Your Fund’s Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Notes to Financial Statements
35	Financial Highlights
37	Special Meeting of Shareholders
38	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
38	Board Approval of Investment Advisory Agreement
40	Director and Officer Information Table

John H. Streur President and Chief Executive Officer, Calvert Research and Management
Change is here. President Trump has already initiated several actions designed to spur U.S. economic growth and prosperity. Through reduced corporate regulation, potential change to tax laws and increased infrastructure spending, President Trump hopes to create a pro-corporate environment that will stimulate economic activity and foster job and wage growth. Although executive orders do not always result in legislation, the policies of the new administration are sure to have a profound impact on the near term regulatory, economic and environmental landscapes. These developments have also amplified the importance of socially responsible investing to the capital markets and its ability to influence the role of corporations in society.
The new President’s de-regulation policies are, at this writing, specific to reducing environmental and financial regulation, affecting primarily those market participants in the energy, manufacturing and financial sectors. However, President Trump has also vowed to eliminate “wasteful and unnecessary” regulation of any type, which could result in wholesale changes to the regulatory framework for many industries. Unfortunately, many of the regulations targeted for review serve as real protection for the environment, or investor/worker protection and their elimination could result in social or environmental compromise. Tax cuts in the corporate sector, designed to encourage capital investment and the repatriation of revenues and jobs, do not always translate into increases in productivity. Corporations will need to be incentivized to re-invest their tax savings into their infrastructure (including information technology) and personnel (i.e. training) to ensure that the workplace gains anticipated materialize. Infrastructure spending designed to create social benefit, (through better roads and bridges) and increase employment should be monitored to ensure that all areas are enriched equitably and that environmental resources are not irresponsibly compromised.
During this period of change in U.S. Government regulation it will be imperative to be able to thoroughly evaluate companies and other issuers to discern those that develop and/or maintain superior sustainability policies and procedures and their leadership from those that lag behind. Reliable information is crucial in ensuring that investors are able to effectively evaluate and assess corporate behaviors surrounding governance, environmental and social issues, and now, especially during a period of governmental policy shifts, a timely evaluation of individual corporate response and action will be imperative. As the Socially Responsible Investing (SRI) space grows and matures, providers of environmental, social and governance (“ESG”) data are entering the market with new metrics, criteria and ideas. Information from other organizations (e.g., non-governmental organizations or NGOs) is also important, as they often have pockets of information that are not widely distributed or commonly used by other investment firms, but impact a corporation’s overall sustainability profile. This information is particularly valuable as the data available from corporations and other issuers (excluding financial) is often opaque and the perspectives of NGOs and smaller organizations with specific niche knowledge is valuable in deciphering issuer by issuer comparisons (especially pertinent during these times of change).
It is important for investors to maintain pace with the evolving quality and availability of ESG data as well as the impact of policy/legislative actions on the behavior of our corporations in order to properly gauge risk as well as overall corporate valuation. It is this disclosure and transparency, along with responsible investor’s analysis that we all rely upon to safeguard the capital markets and our society. NGO’s are already significantly engaged in information dissemination and are likely to be an even more valuable resource for our corporate evaluations in the near term. Calvert’s investment research is rooted in available ESG data and we will continue to evolve our research as data becomes available that is important to evaluating companies and other issuers across critical environmental, social and governance areas.
Calvert’s corporate engagement activities are a key component to Calvert’s mission and your shareholder experience. Calvert investors take part in influencing a company’s sustainability and ESG policies through our proxy voting, direct engagement and filing of shareholder resolutions. In voting Fund proxies, we follow guidelines that align with the Calvert Principles for Responsible Investing and Calvert files resolutions for activities congruent with those Principles. We will directly engage with

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companies to influence their operating procedures to make the world a better place for all. We are, after all, one people, one planet, with one mission- to sustain the place we live for the benefit of generations to come while improving for all of us here today.

Sincerely,
John H. Streur
President and Chief Executive Officer, Calvert Research and Management

2 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
For the one year period ended December 31, 2016, the S&P 500 Index returned 11.96% while the Russell 1000 Index returned 12.05%. Small cap stocks outperformed with the Russell 2000 Index returning 21.31%. Emerging markets posted solid performance with the MSCI EM Index returning 11.19% though developed international equities lagged as the MSCI EAFE Index returned just 1.00%. Fixed income returns for the full year were positive with the Bloomberg Barclays U.S. Aggregate Bond Index returning 2.65%
Strong stock returns masked volatility that occurred during the 12-month period. U.S. equity markets declined sharply in the first quarter of 2016 as investors became concerned about the prospects for near-term economic growth and the ripple effect of plunging oil prices. As oil recovered, the Chinese economy stabilized, and the Fed proved more dovish than expected, risk assets (investments that typically have a significant degree of price volatility) recovered and consumer confidence rose. Stronger economic data in the U.S., particularly in the labor market, proved resilient to U.K.’s Brexit and with political uncertainty receding, the Federal Reserve raised interest rates in December.
Returns in the U.S. fixed income market were largely positive for the year. The year started with risk assets experiencing heightened volatility through their correlation with commodity and currency markets. Credit spreads reached post-crisis highs in many sectors as oil prices reached new lows and as uncertainty around the Chinese economy continued to dampen investor risk sentiment.
After selling off in the first quarter, risk assets rebounded as global macroeconomic data improved and central bank policy was perceived to be more accommodative. The Fed adopted a more dovish stance which stabilized markets that had been unsettled by the rate hike in December 2015. While global central banks broadly held to easing policies, mid-year commentary from policymakers suggested their recognition of the limits of monetary policy’s ability to further stimulate economic growth.
During the year, financial markets digested a few surprises - the U.K.’s vote to exit the European Union, Bank of Japan's significant change in policy, shifting its focus toward targeting the yield on 10-year Japanese government debt, and the results of the U.S. presidential election. These events led to continued volatility in both government bonds yield and risk asset valuations.
The 10-year U.S. Treasury note yield ended the year 18 basis points higher at 2.45% after touching a low of 1.36% in July following the Brexit vote. Most of the rise in interest rates was experienced in the fourth quarter as elevated expectations for growth and inflation following the U.S. presidential election produced a global sell-off. The 10-year U.S. Treasury note yield rose from 1.60% on September 30, 2016 to 2.45% as of December 31, 2016, driving down returns, particularly in sectors with duration risk.
USD spread sectors (nongovernmental issued fixed income investments with higher yields and greater risk than governmental issued investments) ended the year on a strong note. Bloomberg Barclays U.S. Corporate Investment Grade Bond Index posted a 493 basis points of excess return for the year over U.S. Treasurys. The high yield market had one of its strongest years posting a 17% total return. Overall lower quality bonds outperformed high quality bonds.
Fund Performance Relative to the Benchmark
For the 12 months ending December 31, 2016, Calvert VP SRI Balanced Portfolio Class I shares returned 7.58%, underperforming its benchmark, the Russell 1000 Index, which returned 12.05%.
The Portfolio also underperformed a blended return from the Balanced Composite benchmark, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 8.43% for the one-year period.
Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index was the largest detractor during the period. This was partially offset by stronger relative performance from the fixed income portion of the Portfolio. Asset allocation strategy also benefited performance as the Portfolio maintained a modest overweight to equities throughout the year and stocks outperformed bonds.
Sector allocation was the primary detractor in the equity portfolio relative to the Russell 1000 Index. The Portfolio was overweight health care, which underperformed the Index as investors became concerned about regulatory changes. The Portfolio was also underweight Energy, which was the top performing sector during the period. Stock selection was additive, particularly in Industrials. Ingersoll Rand (IR), which makes heating and cooling systems for buildings, was a strong performer. The stock rose sharply in 2016 as demand continued to improve for commercial and residential HVAC systems. Medical device manufacturer St. Jude’s (STJ) also contributed to Portfolio performance, after it agreed to be acquired by Abbott Labs.
The Fixed Income allocation of the Portfolio outperformed the Bloomberg Barclays Aggregate Bond Index during the period. Allocation to out-of-Index high yield corporates and securitized assets was the primary driver of outperformance.

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Relative returns were also boosted by an overweight to investment grade corporates and an underweight to U.S. Treasuries compared to the Bloomberg Barclays Aggregate Bond Index. The fixed income allocation also benefited from a shorter duration relative to the Bloomberg Barclays Aggregate Bond Index as interest rates rose during the year, especially in the fourth quarter after the results of the U.S. presidential election.
During the period, 3% of the Portfolio’s total assets were allocated to an Unconstrained Fixed Income strategy. This strategy is managed with an absolute return focus, as it is not managed relative to the constraints of a traditional fixed income index. The purpose of this specific allocation is to serve as a complement to the Portfolio’s core fixed income allocation (US Aggregate benchmarked). As we expect a continued environment of unprecedented monetary policy intervention and slow economic growth, we believe volatility will remain elevated. Strategies that provide flexibility to manage overall duration and credit exposure could improve the risk and return characteristics of a core fixed income allocation. We believe this allocation, which could increase over time, may improve the risk and return profile for the overall fixed income allocation. For the period, the allocation added to relative performance.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM. In addition, effective December 31, 2016, the Portfolio is managed by Vishal Khanduja, Brian Ellis, Christopher Madden, Jade Huang and Charles B. Gaffney of CRM.

DECEMBER 31, 2016
ASSET ALLOCATION	% OF TOTAL INVESTMENTS*
Equity	62.3%
Fixed Income	35.2%
Short-Term Investments	2.3%
Commercial Paper	0.2%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP SRI BALANCED PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	7.58%	8.53%	4.56%
Class F	7.14%	8.28%	4.44%
Russell 1000 Index	12.05%	14.69%	7.08%
Balanced Composite Benchmark	8.43%	10.28%	6.95%

The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to 11/1/2015, the fixed income component was the Bloomberg Barclays U.S. Credit Index.
Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratios from the current prospectus are 0.70% and 1.59% for Class I shares and Class F shares, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.69%	$1,000.00	$1,039.50	$3.54
Hypothetical (5% return per year before expenses)	0.69%	$1,000.00	$1,021.67	$3.51
Class F
Actual	1.10%	$1,000.00	$1,035.70	$5.63
Hypothetical (5% return per year before expenses)	1.10%	$1,000.00	$1,019.61	$5.58

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP SRI BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 62.2%

Air Freight & Logistics - 1.1%
United Parcel Service, Inc., Class B	31,364	3,595,569

Auto Components - 0.8%
Delphi Automotive plc	36,822	2,479,962

Banks - 3.6%
Citigroup, Inc.	50,650	3,010,130
US Bancorp	69,717	3,581,362
Wells Fargo & Co.	96,417	5,313,541
		11,905,033

Beverages - 0.9%
PepsiCo, Inc.	28,397	2,971,178

Biotechnology - 1.7%
Amgen, Inc.	23,293	3,405,669
Gilead Sciences, Inc.	30,513	2,185,036
		5,590,705

Building Products - 0.4%
Johnson Controls International plc	31,243	1,286,899

Capital Markets - 1.7%
Ameriprise Financial, Inc.	20,669	2,293,019
Moody's Corp.	35,433	3,340,269
		5,633,288

Chemicals - 0.5%
PPG Industries, Inc.	18,024	1,707,954

Communications Equipment - 1.2%
Cisco Systems, Inc.	131,867	3,985,021

Consumer Finance - 2.0%
American Express Co.	41,295	3,059,133
Capital One Financial Corp.	41,370	3,609,119
		6,668,252

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	93,891	3,993,184
Verizon Communications, Inc.	98,287	5,246,560
		9,239,744

Electric Utilities - 0.3%
Portland General Electric Co.	20,758	899,444

Energy Equipment & Services - 1.7%
FMC Technologies, Inc. *	86,012	3,056,006
Frank's International NV	93,941	1,156,414
National Oilwell Varco, Inc.	38,279	1,433,166
		5,645,586

Equity Real Estate Investment Trusts (REITs) - 2.1%
American Campus Communities, Inc.	44,726	2,226,013
American Tower Corp.	21,749	2,298,435
Duke Realty Corp.	88,220	2,343,123
		6,867,571

Food & Staples Retailing - 1.5%
CVS Health Corp.	42,788	3,376,401
Kroger Co. (The)	40,943	1,412,943
		4,789,344

Food Products - 1.2%
General Mills, Inc.	24,761	1,529,487
Mondelez International, Inc., Class A	53,344	2,364,739
		3,894,226

Gas Utilities - 0.5%
ONE Gas, Inc.	10,741	686,995
UGI Corp.	23,879	1,100,344
		1,787,339

Health Care Equipment & Supplies - 1.9%
Danaher Corp.	44,057	3,429,397
St. Jude Medical, Inc.	33,044	2,649,798
		6,079,195

Health Care Providers & Services - 1.4%
HCA Holdings, Inc. *	30,340	2,245,767
McKesson Corp.	16,518	2,319,953
		4,565,720

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	34,836	2,533,274

Insurance - 3.6%
American Financial Group, Inc.	47,156	4,155,387
Prudential Financial, Inc.	43,700	4,547,422
Travelers Cos., Inc. (The)	25,377	3,106,652
		11,809,461

Internet Software & Services - 1.3%
Alphabet, Inc., Class A *	5,246	4,157,193

IT Services - 3.1%
Accenture plc, Class A	20,946	2,453,405
Automatic Data Processing, Inc.	16,252	1,670,380
DST Systems, Inc.	25,458	2,727,825
MasterCard, Inc., Class A	31,235	3,225,014
		10,076,624

Life Sciences - Tools & Services - 0.9%
Agilent Technologies, Inc.	64,739	2,949,509

Machinery - 3.8%
Cummins, Inc.	19,883	2,717,410
Dover Corp.	55,720	4,175,099
Fortive Corp.	21,476	1,151,758
Ingersoll-Rand plc	56,667	4,252,292
		12,296,559

Media - 2.2%
Comcast Corp., Class A	34,058	2,351,705
Omnicom Group, Inc.	55,356	4,711,349
		7,063,054

Metals & Mining - 0.8%
Reliance Steel & Aluminum Co.	33,259	2,645,421

Multi-Utilities - 0.2%
Avista Corp.	18,447	737,696

Multiline Retail - 0.8%
Target Corp.	37,697	2,722,854

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Oil, Gas & Consumable Fuels - 1.8%
ONEOK, Inc.	49,855	2,862,176
Spectra Energy Corp.	70,590	2,900,543
		5,762,719

Personal Products - 1.0%
Unilever NV, NY Shares	79,068	3,246,532

Pharmaceuticals - 3.5%
Johnson & Johnson	34,753	4,003,893
Merck & Co., Inc.	60,291	3,549,331
Pfizer, Inc.	114,892	3,731,692
		11,284,916

Professional Services - 0.6%
Robert Half International, Inc.	40,097	1,955,932

Semiconductors & Semiconductor Equipment - 1.5%
Applied Materials, Inc.	63,271	2,041,755
Intel Corp.	80,134	2,906,460
		4,948,215

Software - 3.6%
Microsoft Corp.	104,487	6,492,822
Oracle Corp.	78,940	3,035,243
Synopsys, Inc. *	36,438	2,144,741
		11,672,806

Specialty Retail - 1.7%
Lowe's Cos., Inc.	37,446	2,663,159
TJX Cos., Inc. (The)	36,230	2,721,960
		5,385,119

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	80,546	9,328,838

Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. *	63,512	2,699,895

Total Common Stocks (Cost $178,956,863)		202,868,647

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 7.5%

Automobile - 0.4%
Capital Automotive REIT, Series 2014-1A, Class A, 3.66%, 10/15/44 (a)	550,000	534,394
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (a)	200,000	199,829
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	275,217	275,980
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	300,000	301,051
		1,311,254

Other - 6.8%
American Homes 4 Rent:
Series 2014-SFR1, Class B, 2.086%, 6/17/31 (a)(b)	130,000	129,310
Series 2014-SFR1, Class C, 2.486%, 6/17/31 (a)(b)	200,000	199,543
Series 2014-SFR1, Class E, 3.236%, 6/17/31 (a)(b)	500,000	497,113
Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	674,392	692,955
Apidos CLO XXI, Series 2015-21A, Class C, 4.432%, 7/18/27 (a)(b)	200,000	195,360
AVANT Loans Funding Trust, Class A:
Series 2016-A, 4.11%, 5/15/19 (a)	63,827	63,903
Series 2016-B, 3.92%, 8/15/19 (a)	63,868	64,106
Series 2016-C, 2.96%, 9/16/19 (a)	108,163	108,271
CAM Mortgage LLC, Series 2015-1:
Class A, 3.50%, 7/15/64 (a)(b)	1,098	1,097
Class M, 4.75%, 7/15/64 (a)(b)	900,000	891,080
Citi Held For Asset Issuance:
Series 2015-PM1, Class A, 1.85%, 12/15/21 (a)	14,679	14,677
Series 2015-PM2, Class A, 2.35%, 3/15/22 (a)	31,845	31,862
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	1,100,000	1,100,325
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	350,000	350,969
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	136,508	138,147
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	990,938	978,614
Colony American Homes, Series 2014-1A, Class B, 2.336%, 5/17/31 (a)(b)	200,000	199,119
Colony Starwood Homes Trust, Series 2016-1A:
Class C, 3.386%, 7/17/33 (a)(b)	150,000	152,901
Class D, 3.836%, 7/17/33 (a)(b)	151,000	153,361
Conn Funding II LP:
Series 2016-A, Class A, 4.68%, 4/16/18 (a)	170,489	170,859
Series 2016-A, Class B, 8.96%, 8/15/18 (a)	100,000	101,117
Series 2016-B, Class A, 3.73%, 10/15/18 (a)	814,021	816,031
Series 2016-B, Class B, 7.34%, 3/15/19 (a)	100,000	100,543
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	786,000	787,030
Driven Brands Funding LLC, Class A2:
Series 2015-1A, 5.216%, 7/20/45 (a)	495,000	470,278
Series 2016-1A, 6.125%, 7/20/46 (a)	149,625	150,825
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.606%, 8/15/28 (a)(b)	250,000	246,562

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Element Rail Leasing I LLC, Series 2014-1A:
Class A1, 2.299%, 4/19/44 (a)	120,956	117,726
Class A2, 3.668%, 4/19/44 (a)	300,000	291,029
Class B1, 4.406%, 4/19/44 (a)	350,000	334,079
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	600,000	575,022
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	386,859	379,587
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (a)(b)	185,854	186,102
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	9,783	9,600
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	26,896	26,763
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(b)	175,473	175,628
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (a)	25,000	24,967
Invitation Homes Trust:
Series 2013-SFR1, Class C, 2.605%, 12/17/30 (a)(b)	700,000	700,009
Series 2015-SFR2, Class C, 2.68%, 6/17/32 (a)(b)	100,000	100,168
Series 2015-SFR2, Class E, 3.83%, 6/17/32 (a)(b)	400,000	398,706
Series 2015-SFR3, Class D, 3.486%, 8/17/32 (a)(b)	200,000	200,342
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	563,250	563,278
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	150,000	150,605
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	88,062	88,099
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	300,000	300,010
OSAT Trust, Series 2016-NPL1, Class A1, 3.75%, 7/25/56 (a)(b)	265,378	265,731
PennyMac LLC, Series 2015-NPL1, Class A1, 4.00%, 3/25/55 (a)(b)	90,547	91,074
Progress Residential Trust, Series 2016-SFR1:
Class B, 2.736%, 9/17/33 (a)(b)	260,000	261,876
Class C, 3.236%, 9/17/33 (a)(b)	175,000	177,096
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	244,567	243,282
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (a)(b)	308,675	309,235
Series 2015-NPL1, 3.75%, 5/25/55 (a)(b)	234,021	230,518
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	106,818	106,712
Sierra Timeshare Receivables Funding LLC, Class B:
Series 2013-3A, 2.70%, 10/20/30 (a)	61,005	61,180
Series 2014-2A, 2.40%, 6/20/31 (a)	693,249	693,079
Series 2014-3A, 2.80%, 10/20/31 (a)	96,341	96,689
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (a)	492,707	462,316
Series 2014-1, Class A, 4.59%, 4/20/44 (a)	259,690	244,868
Series 2014-2, Class A, 4.02%, 7/20/44 (a)	460,244	433,636
Series 2014-2, Class B, 5.44%, 7/20/44 (a)	953,728	877,681
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	300,000	300,089
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	225,229	221,039
STORE Master Funding LLC, Series 2014-1A, Class A1, 4.21%, 4/20/44 (a)	592,250	586,763
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (a)	381,802	390,964
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39 (a)	74,167	68,348

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	300,000	296,068
Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, 3.375%, 10/25/58 (a)(b)	68,244	68,148
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (a)(b)	127,722	127,406
VOLT XXV LLC, Series 2015 NPL8, Class A1, 3.50%, 6/26/45 (a)(b)	126,678	126,918
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/57 (a)(b)	431,484	431,524
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (a)(b)	199,507	200,081
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45 (a)	1,024,038	1,022,477
Class A2II, 4.08%, 6/15/45 (a)	395,000	390,251
		22,212,727

Student Loan - 0.3%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (a)	272,194	270,270
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 5/16/44 (a)	300,000	290,066
Social Professional Loan Program LLC, Series 2014-B:
Class A2, 2.55%, 8/27/29 (a)	246,804	247,661
Class A1, 2.006%, 8/25/32 (a)(b)	105,199	105,853
		913,850

Total Asset-Backed Securities (Cost $24,654,557)		24,437,831

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.3%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.056%, 7/25/25 (a)(b)	450,000	453,780
Fannie Mae Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.356%, 5/25/24 (b)	300,000	295,377
Series 2014-C03, Class 2M2, 3.656%, 7/25/24 (b)	400,000	401,646
Series 2016-C05, Class 2M1, 2.106%, 1/25/29 (b)	165,224	165,598
Series 2016-C04, Class 1M1, 2.206%, 1/25/29 (b)	683,285	687,632
Series 2016-C04, Class 1M2, 5.006%, 1/25/29 (b)	265,000	274,760
Series 2016-C06, Class 1M2, 5.006%, 4/25/29 (b)	200,000	206,540
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 4.006%, 5/25/25 (b)	493,000	509,778
Series 2015-HQA2, Class M2, 3.556%, 5/25/28 (b)	400,000	410,567
Series 2016-DNA2, Class M2, 2.956%, 10/25/28 (b)	300,000	303,785
Series 2016-DNA2, Class B, 11.256%, 10/25/28 (b)	250,000	282,181
Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.00%, 7/15/46 (a)(b)	200,000	199,401

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $4,075,155)		4,191,045

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.5%
Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.604%, 5/15/32 (a)(b)	100,000	99,723
BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.204%, 8/15/29 (a)(b)	500,000	494,031
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.389%, 12/15/27 (a)(b)	400,000	400,502
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.104%, 9/15/27 (a)(b)	300,000	293,253
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	108,688	108,035
COMM Mortgage Trust, Series 2013-THL, Class C, 2.649%, 6/8/30 (a)(b)	550,000	544,394
Equity Mortgage Trust, Series 2014-INNS:
Class E, 4.099%, 5/8/31 (a)(b)	600,000	586,742
Class F, 4.549%, 5/8/31 (a)(b)	100,000	95,138
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (a)	200,000	196,270
Hilton USA Trust, Series 2013-HLT:
Class DFX, 4.407%, 11/5/30 (a)	5,612	5,589
Class EFX, 4.453%, 11/5/30 (a)(b)	675,000	676,007
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	300,000	303,427
Series 2014-DSTY, Class C, 3.805%, 6/10/27 (a)(b)	200,000	198,992
Series 2014-INN, Class E, 4.304%, 6/15/29 (a)(b)	750,000	744,875
Morgan Stanley Capital I Trust, Series 2014-CPT:
Class F, 3.446%, 7/13/29 (a)(b)	230,000	222,632
Class G, 3.446%, 7/13/29 (a)(b)	160,000	152,978
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	965,000	960,287
MSCG Trust, Series 2016-SNR, Class D, 6.55%, 11/15/34 (a)	310,000	312,639
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	275,941	275,941
TRU Trust, Series 2016-TOYS:
Class A, 2.454%, 11/15/30 (a)(b)	673,595	671,778
Class B, 3.454%, 11/15/30 (a)(b)	365,000	366,323
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31 (a)(b)	450,000	452,758
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (a)	190,000	136,103

Total Commercial Mortgage-Backed Securities (Cost $8,304,044)		8,298,417

CORPORATE BONDS - 16.0%

Basic Materials - 0.3%
Methanex Corp.:
3.25%, 12/15/19	400,000	393,835
5.65%, 12/1/44	580,000	508,824
		902,659

Communications - 1.8%
AT&T, Inc.:
4.125%, 2/17/26	650,000	658,168
4.75%, 5/15/46	290,000	274,752
CBS Corp., 2.90%, 1/15/27	290,000	269,005

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Clearwire Communications LLC / Clearwire Finance, Inc., 8.25%, 12/1/40 (a)	125,000	130,312
Comcast Corp., 3.20%, 7/15/36	480,000	431,747
Crown Castle Towers LLC, 3.663%, 5/15/45 (a)	250,000	250,677
NBCUniversal Media LLC, 4.45%, 1/15/43	200,000	204,373
Sprint Communications, Inc., 8.375%, 8/15/17	1,195,000	1,239,812
Telefonica Emisiones SAU, 3.192%, 4/27/18	400,000	405,752
Time Warner Cable LLC:
5.85%, 5/1/17	50,000	50,710
4.00%, 9/1/21	200,000	205,387
Time Warner, Inc., 4.90%, 6/15/42	300,000	300,109
Verizon Communications, Inc.:
1.75%, 8/15/21	265,000	254,215
2.45%, 11/1/22	305,000	294,602
3.50%, 11/1/24	490,000	488,428
4.862%, 8/21/46	270,000	273,589
		5,731,638

Consumer, Cyclical - 2.5%
American Airlines Pass-Through Trust:
7.00%, 7/31/19 (a)	418,882	431,449
5.60%, 1/15/22 (a)	346,190	359,172
4.40%, 3/22/25	423,231	418,999
5.25%, 7/15/25	338,911	347,384
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	100,000	107,750
CVS Health Corp., 5.125%, 7/20/45	140,000	156,023
CVS Pass-Through Trust, 6.036%, 12/10/28	488,705	547,886
Delta Air Lines Pass-Through Trust, 6.20%, 1/2/20	120,118	126,425
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	25,000	24,625
Ford Motor Credit Co. LLC:
1.461%, 3/27/17	200,000	200,032
6.625%, 8/15/17	150,000	154,565
1.806%, 11/4/19 (b)	400,000	401,207
3.336%, 3/18/21	500,000	503,469
4.134%, 8/4/25	375,000	375,451
Home Depot, Inc. (The), 4.20%, 4/1/43	400,000	412,139
JC Penney Corp., Inc., 7.95%, 4/1/17	65,000	65,812
Latam Airlines Pass-Through Trust, Series 2015-1:
Class B, 4.50%, 8/15/25	222,325	214,543
Class A, 4.20%, 8/15/29	238,005	234,435
Lowe's Cos., Inc.:
2.50%, 4/15/26	125,000	118,708
3.70%, 4/15/46	125,000	116,681
New Albertsons, Inc., 7.75%, 6/15/26	25,000	24,750
Newell Brands, Inc., 3.85%, 4/1/23	275,000	285,259
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	300,000	306,639
Southwest Airlines Co., 3.00%, 11/15/26	280,000	263,915

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Staples, Inc., 2.75%, 1/12/18	276,000	277,276
Starbucks Corp., 2.45%, 6/15/26	250,000	238,587
Virgin Australia Trust:
7.125%, 10/23/18 (a)	7,612	7,764
6.00%, 4/23/22 (a)	308,994	313,561
5.00%, 4/23/25 (a)	120,856	126,294
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	270,000	265,032
Whirlpool Corp.:
3.70%, 3/1/23	400,000	408,526
3.70%, 5/1/25	200,000	201,796
		8,036,154

Consumer, Non-cyclical - 1.3%
Abbott Laboratories, 2.90%, 11/30/21	110,000	109,686
Amgen, Inc., 4.663%, 6/15/51 (a)	447,000	429,615
AstraZeneca plc:
3.375%, 11/16/25	300,000	297,928
4.375%, 11/16/45	175,000	175,657
Express Scripts Holding Co.:
3.00%, 7/15/23	125,000	121,002
3.40%, 3/1/27	100,000	93,691
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (a)	300,000	298,457
4.875%, 6/27/44 (a)	300,000	270,395
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	25,000	25,563
Kraft Heinz Foods Co., 5.20%, 7/15/45	300,000	314,044
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	235,000	253,800
Land O'Lakes, Inc., 6.00%, 11/15/22 (a)	400,000	436,000
Life Technologies Corp., 6.00%, 3/1/20	300,000	326,815
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	209,654
MEDNAX, Inc., 5.25%, 12/1/23 (a)	75,000	77,250
Perrigo Co. plc, 5.30%, 11/15/43	200,000	193,442
Shire Acquisitions Investments Ireland DAC:
2.875%, 9/23/23	305,000	289,886
3.20%, 9/23/26	225,000	210,225
		4,133,110

Energy - 0.4%
Enterprise Products Operating LLC:
6.30%, 9/15/17	545,000	562,091
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	555,000	566,663
4.85%, 3/15/44	200,000	201,921
ONEOK Partners LP, 6.125%, 2/1/41	105,000	115,489
		1,446,164

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

Financial - 7.1%
Air Lease Corp.:
5.625%, 4/1/17	105,000	105,919
3.00%, 9/15/23	175,000	167,193
Ally Financial, Inc.:
2.75%, 1/30/17	50,000	50,010
6.25%, 12/1/17	560,000	581,000
American Tower Corp.:
3.45%, 9/15/21	285,000	288,687
3.375%, 10/15/26	300,000	284,007
Bank of America Corp.:
2.00%, 1/11/18	739,000	740,700
2.625%, 4/19/21	1,375,000	1,365,565
2.061%, 10/21/22 (b)	280,000	284,848
6.10%, 3/17/25 floating rate thereafter (c)	250,000	251,375
3.875%, 8/1/25	840,000	854,138
4.25%, 10/22/26	740,000	748,958
Bank of America NA, 5.30%, 3/15/17	385,000	387,982
Capital One Bank, 2.25%, 2/13/19	200,000	200,893
Capital One Financial Corp.:
4.20%, 10/29/25	300,000	300,998
3.75%, 7/28/26	335,000	324,747
Capital One NA, 2.35%, 8/17/18	340,000	341,953
CIT Group, Inc.:
4.25%, 8/15/17	500,000	506,875
5.25%, 3/15/18	1,050,000	1,088,062
Citigroup, Inc.:
1.70%, 4/27/18	840,000	838,149
2.65%, 10/26/20	440,000	440,310
6.25%, 8/15/26 floating rate thereafter (c)	275,000	282,975
4.45%, 9/29/27	1,595,000	1,620,274
Citizens Bank NA, 2.55%, 5/13/21	200,000	198,772
Citizens Financial Group, Inc.:
5.158%, 6/29/18 floating rate thereafter to 6/29/23 (b)	590,000	612,126
2.375%, 7/28/21	170,000	166,709
Credit Acceptance Corp.:
6.125%, 2/15/21	120,000	121,200
7.375%, 3/15/23	300,000	308,250
DDR Corp.:
4.75%, 4/15/18	300,000	308,539
3.625%, 2/1/25	300,000	290,208
Digital Realty Trust LP, 4.75%, 10/1/25	260,000	269,858
Discover Financial Services:
3.85%, 11/21/22	500,000	507,616
3.95%, 11/6/24	200,000	198,212

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
ING Bank NV, 2.00%, 11/26/18 (a)	450,000	449,820
iStar, Inc., 4.00%, 11/1/17	110,000	110,550
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/1/17	55,000	55,000
Morgan Stanley:
2.80%, 6/16/20	1,000,000	1,008,184
4.875%, 11/1/22	260,000	278,652
2.282%, 10/24/23 (b)	260,000	262,889
4.00%, 7/23/25	325,000	333,131
5.00%, 11/24/25	650,000	694,387
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	75,000	78,188
PNC Bank NA, 2.70%, 11/1/22	500,000	492,209
Prudential Financial, Inc., 8.875%, 6/15/18 floating rate thereafter to 6/15/68 (b)	350,000	378,000
Synchrony Financial:
1.875%, 8/15/17	1,000,000	1,000,807
2.287%, 11/9/17 (b)	55,000	55,360
Toronto-Dominion Bank (The):
1.75%, 7/23/18	450,000	450,704
3.625%, 9/15/26 floating rate thereafter to 9/15/31 (b)	570,000	556,793
Vornado Realty LP, 2.50%, 6/30/19	375,000	376,329
Wells Fargo & Co.:
2.50%, 3/4/21	500,000	496,295
2.10%, 7/26/21	350,000	340,569
3.00%, 4/22/26	335,000	319,668
3.00%, 10/23/26	225,000	214,289
Westpac Banking Corp., 4.322%, 11/23/26 floating rate thereafter to 11/23/31 (b)	330,000	331,051
		23,319,983

Government - 0.1%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	300,000	298,561

Industrial - 1.3%
Carlisle Cos., Inc., 3.75%, 11/15/22	435,000	432,498
Johnson Controls International plc, 4.625%, 7/2/44	225,000	223,360
Masco Corp.:
4.45%, 4/1/25	100,000	101,500
6.50%, 8/15/32	150,000	162,693
Owens Corning, 3.40%, 8/15/26	230,000	218,485
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	375,000	378,172
Pentair Finance SA:
1.875%, 9/15/17	700,000	701,044
3.625%, 9/15/20	310,000	315,410
SBA Tower Trust:
2.933%, 12/9/42 (a)	60,000	60,062
2.24%, 4/15/43 (a)	220,000	220,410
2.877%, 7/15/46 (a)	300,000	297,444
3.722%, 4/15/48 (a)	660,000	654,699

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21 (a)	260,000	250,294
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	223,770
Tutor Perini Corp., 7.625%, 11/1/18	25,000	25,000
		4,264,841

Technology - 1.2%
Apple, Inc.:
3.25%, 2/23/26	175,000	175,093
3.45%, 2/9/45	175,000	154,463
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	205,000	214,946
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26 (a)	550,000	595,813
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	400,000	403,884
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17	1,120,000	1,126,227
2.85%, 10/5/18	190,000	191,837
Intel Corp., 3.10%, 7/29/22	200,000	205,665
Microsoft Corp.:
2.40%, 8/8/26	285,000	269,239
4.45%, 11/3/45	250,000	266,355
Oracle Corp.:
2.40%, 9/15/23	100,000	96,880
2.65%, 7/15/26	230,000	218,319
		3,918,721

Total Corporate Bonds (Cost $52,025,181)		52,051,831

FLOATING RATE LOANS (d) - 0.4%

Consumer, Cyclical - 0.4%
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	230,476	232,348
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	750,000	755,833
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	246,851	249,269
		1,237,450

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10 *(b)(e)(f)(g)	385,345	10,212

Total Floating Rate Loans (Cost $1,544,216)		1,247,662

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 0.9%

California - 0.2%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	450,000	554,787

Connecticut - 0.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	342,531

Massachusetts - 0.1%
Commonwealth of Massachusetts GO Bonds, 3.277%, 6/1/46	325,000	294,547

New York - 0.5%
New York City GO Bonds, 5.206%, 10/1/31	470,000	538,860
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	742,308
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	465,044
New York Transportation Development Corp. Revenue Bonds:
3.423%, 7/1/27	50,000	48,079
3.473%, 7/1/28	50,000	47,453
		1,841,744

Total Municipal Obligations (Cost $3,038,339)		3,033,609

SOVEREIGN GOVERNMENT BONDS - 0.2%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	490,000	490,612

Total Sovereign Government Bonds (Cost $489,317)		490,612

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	450,000	448,969

Total U.S. Government Agencies and Instrumentalities (Cost $450,000)		448,969

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.2%
Fannie Mae:
2.65%, 6/1/26	347,222	340,464
2.68%, 7/1/26	350,000	341,644

Total U.S. Government Agency Mortgage-Backed Securities (Cost $708,392)		682,108

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	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 6.0%
United States Treasury Bonds, 2.25%, 8/15/46 (h)	7,483,000	6,291,856
United States Treasury Notes:
1.00%, 11/30/18(h)	1,084,000	1,080,528
1.375%, 12/15/19	2,316,000	2,310,481
1.75%, 11/30/21	3,691,000	3,663,462
2.125%, 11/30/23	508,000	504,626
2.00%, 11/15/26(h)	6,002,000	5,774,812

Total U.S. Treasury Obligations (Cost $19,732,394)		19,625,765

COMMERCIAL PAPER - 0.2%
Vodafone Group plc, 1.60%, 9/12/17 (a)	570,000	563,470

Total Commercial Paper (Cost $563,565)		563,470

TIME DEPOSIT - 2.3%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	7,593,252	7,593,252

Total Time Deposit (Cost $7,593,252)		7,593,252

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.8%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	12,446,104	12,446,104

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $12,446,104)		12,446,104

TOTAL INVESTMENTS (Cost $314,581,379) - 103.6%		337,979,322
Other assets and liabilities, net - (3.6%)		(11,753,225)
NET ASSETS - 100.0%		326,226,097

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
E-Mini S&P 500 Index	(23)	3/17	($2,571,630)	$21,061
See notes to financial statements.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $41,145,361, which represents 12.6% of the net assets of the Portfolio as of December 31, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2016.
(c) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2016. Floating rate loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $10,212, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

(f) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(g) Total market value of restricted securities amounts to $10,212, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.
(h) Security, or portion of security, is on loan. Total value of securities on loan is $12,254,065 as of December 31, 2016.

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $314,581,379) - see accompanying schedule	$337,979,322
Cash collateral at broker	109,251
Receivable for securities sold	1,236
Receivable for shares sold	38,025
Dividends and interest receivable	956,748
Securities lending income receivable	7,124
Receivable for futures contracts variation margin	10,235
Directors' deferred compensation plan	175,079
Receivable from affiliates	74
Total assets	339,277,094

LIABILITIES
Payable for securities purchased	20,865
Collateral for securities loaned	12,446,104
Payable for shares redeemed	119,502
Payable to affiliates:
Investment advisory fee	113,507
Administrative fees	33,222
Distribution Plan expenses	122
Shareholder servicing agent fee	2,076
Directors' fees and expenses	13,740
Directors' deferred compensation plan	175,079
Accrued expenses and other liabilities	126,780
Total liabilities	13,050,997
NET ASSETS	$326,226,097

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized:
Class I: 158,652,792 shares outstanding	292,427,546
Class F: 283,380 shares outstanding	590,838
Undistributed net investment income	6,609,427
Accumulated net realized gain (loss)	3,179,282
Net unrealized appreciation (depreciation)	23,419,004
NET ASSETS	$326,226,097

NET ASSET VALUE PER SHARE
Class I (based on net assets of $325,638,014)	$2.05
Class F (based on net assets of $588,083)	$2.08
See notes to financial statements.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $27,031)	$4,589,656
Interest income (net of foreign taxes withheld of $98)	4,158,868
Other income	141,330
Securities lending income	21,634
Total investment income	8,911,488

Expenses:
Investment advisory fee	1,326,947
Administrative fees	550,288
Transfer agency fees and expenses:
Class I	173,836
Class F	2,261
Distribution Plan expenses:
Class F	1,218
Directors' fees and expenses	62,888
Accounting fees	98,440
Custodian fees	88,367
Professional fees	44,630
Reports to shareholders	54,474
Miscellaneous	18,407
Total expenses	2,421,756
Reimbursement from Advisor:
Class F	(1,257)
Administrative fees waived	(161,913)
Net expenses	2,258,586
NET INVESTMENT INCOME (LOSS)	6,652,902

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,711,317
Futures	505,090
3,216,407

Net change in unrealized appreciation (depreciation) on:
Investments	14,527,005
Futures	(27,674)
14,499,331

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,715,738

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,368,640
See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$6,652,902	$6,004,592
Net realized gain (loss)	3,216,407	9,195,438
Net change in unrealized appreciation (depreciation)	14,499,331	(22,519,796)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,368,640	(7,319,766)

Distributions to shareholders from:
Net investment income:
Class I shares	(5,935,285)	(392,823)
Class F shares	(10,935)	—
Net realized gain:
Class I shares	(9,026,358)	(1,412,871)
Class F shares	(16,116)	(1,394)
Total distributions	(14,988,694)	(1,807,088)

Capital share transactions:
Shares sold:
Class I shares	13,606,444	14,272,546
Class F shares	232,055	345,326
Reinvestment of distributions:
Class I shares	14,961,643	1,805,694
Class F shares	27,051	1,394
Shares redeemed:
Class I shares	(35,974,291)	(37,873,537)
Class F shares	(7,229)	(43,948)
Total capital share transactions	(7,154,327)	(21,492,525)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,225,619	(30,619,379)

NET ASSETS
Beginning of year	324,000,478	354,619,857
End of year (including undistributed net investment income of $6,609,427 and $5,945,812, respectively)	$326,226,097	$324,000,478

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	6,627,649	6,907,361
Class F shares	113,639	164,600
Reinvestment of distributions:
Class I shares	7,280,605	895,237
Class F shares	13,018	680
Shares redeemed:
Class I shares	(17,503,831)	(18,430,574)
Class F shares	(3,413)	(21,789)
Total capital share activity	(3,472,333)	(10,484,485)
See notes to financial statements.

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Series, Inc. (the “Corporation”) was organized as a Maryland corporation on September 27, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates two (2) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP SRI Balanced Portfolio (the “Portfolio”). The Corporation is authorized to issue thirty-two billion and five hundred million (32,500,000,000) shares of common stock, of which 1,000,000,000 shares have been allocated to the Portfolio, with a par value of each share at one cent ($0.01).
The Portfolio is diversified and invests in stocks, bonds and other fixed-income investments. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but

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not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For corporate bonds, floating rate loans, sovereign government bonds, municipal obligations, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

28 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$202,868,647	$—	$—	$202,868,647
Asset-Backed Securities	—	24,437,831	—	24,437,831
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	4,191,045	—	4,191,045
Commercial Mortgage-Backed Securities	—	8,298,417	—	8,298,417
Corporate Bonds	—	52,051,831	—	52,051,831
Floating Rate Loans	—	1,237,450	10,212	1,247,662
Municipal Obligations	—	3,033,609	—	3,033,609
Sovereign Government Bonds	—	490,612	—	490,612
U.S. Government Agencies and Instrumentalities	—	448,969	—	448,969
U.S. Government Agency Mortgage-Backed Securities	—	682,108	—	682,108
U.S. Treasury Obligations	—	19,625,765	—	19,625,765
Commercial Paper	—	563,470	—	563,470
Time Deposit	—	7,593,252	—	7,593,252
Short Term Investment of Cash Collateral For Securities Loaned	12,446,104	—	—	12,446,104
TOTAL	$215,314,751	$122,654,359	$10,212^	$337,979,322
Futures Contracts***	$21,061	$—	$—	$21,061

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the year ended December 31, 2016.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio's uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When

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a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
During the year ended December 31, 2016, the Portfolio used U.S. Treasury and Equity futures contracts as a substitute for direct investment in particular asset classes, to hedge against interest rate changes, to manage overall duration of the Portfolio, and to implement tactical asset allocation decisions. The Portfolio's futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$21,061*	Net unrealized appreciation (depreciation)	$—*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$196,484	$21,061
Interest Rate	Futures	$308,606	($48,735)
Total		$505,090	($27,674)

The volume of outstanding contracts has varied throughout the year with an average notional cost of futures contracts as in the following table:

Derivative Description			Average Notional Cost of Contracts*
Futures contracts long			$2,600,741
Futures contracts short			(11,402,056)
* Averages are based on activity levels during the year ended December 31, 2016.
Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.

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Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the following rates of the Portfolio’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the same rates as the Portfolio’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $1,326,947 or 0.41% of the Fund’s average daily net assets, of which $3,663 was paid to CRM and $1,323,284 was paid to CIM.
CRM (CIM for the period May 1, 2016 through December 30, 2016) has agreed to reimburse the Portfolio’s operating expenses for Class F to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.10% of the Portfolio’s average daily net assets for Class F. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to May 1, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 1.15% of such class’ average daily net assets and, for the period January 1, 2016 through April 30, 2016, voluntarily waived the portion of annual portfolio operating expenses for Class F in excess of 1.10%. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $3 and CIM waived or reimbursed expenses of $1,254, of which $68 were voluntary waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.275% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS voluntarily waived administrative fees of 0.155% of the Portfolio’s average daily net assets for the period January 1, 2016 to April 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $1,072 and CIAS was paid administrative fees of $549,216, of which $161,913 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily

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net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $1,218 or 0.25% of Class F’s average daily net assets, of which $4 was paid to EVD and $1,214 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $24,273 of which $67 was paid to EVM and $24,206 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
During the year ended December 31, 2016, CIM reimbursed the Portfolio $136,359 for a trading error, which is included in net realized gain (loss) on investments on the Statement of Operations. The effect of the loss incurred and the reimbursement by CIM of such amount had no impact on total return.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, were $182,838,764 and $203,906,396, respectively. U.S. government and agency securities purchases and sales were $219,394,335 and $210,473,149, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$6,600,131	$1,337,824
Long-term capital gains	8,388,563	469,264
Total	$14,988,694	$1,807,088
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$28,496,874
Unrealized (depreciation)	(5,192,471)
Net unrealized appreciation (depreciation)	$23,304,403

Undistributed ordinary income	$6,796,440
Undistributed long-term capital gain	$3,120,610
Other temporary differences	(13,740)

Federal income tax cost of investments	$314,674,919
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, deferred Directors’ fees and real estate investment trusts.

32 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to paydown gains and losses and real estate investment trusts.

Undistributed net investment income	($43,067)
Accumulated net realized gain (loss)	43,067
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $12,254,065 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Treasury Obligations	$12,446,104	$—	$—	$—	$12,446,104
Amount of recognized liabilities for securities lending transactions					$12,446,104
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2016.
For the year ended December 31, 2016, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$17,702	1.77%	$1,470,894	January 2016
NOTE F — REGULATORY MATTERS
On October 19, 2011, CIM determined that it was necessary to change the price at which one of the Portfolio’s securities was then being fair valued. CIM and the Board of Directors subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the “Relevant

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Period”). These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the Relevant Period. Accordingly, in December 2011, pursuant to an agreement with the Board of Directors, CIM contributed $26,228 to the Portfolio to compensate shareholders and the Portfolio for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (SEC) subsequently found that, in distributing the $26,228 to Portfolio shareholders, CIM did not precisely calculate Portfolio and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures. On October 18, 2016, in acceptance of CIM’s settlement proposal, the SEC issued an administrative order requiring CIM to make further distributions to affected shareholders by October 13, 2017. The administrative order also censured CIM and required CIM to pay a $3.9 million penalty to the SEC.
NOTE G — OTHER MATTERS
On October 18, 2016, CIM announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by CIM out of CIM’s own assets or by the Calvert Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. CIM is in the process of determining the economic impact of misallocated fees on the affected Calvert Funds, including the Portfolio, and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE H — CAPITAL SHARES
Three separate accounts of insurance companies each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 68.9%.
NOTE I — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 63.4% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $8,388,563 of the long-term capital gain distributions paid during the year as capital gain dividends and $653,911 as qualifying short term capital gain distributions in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

34 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013	December 31, 2012
Net asset value, beginning	$2.00	$2.05	$2.04	$1.91	$1.75
Income from investment operations:
Net investment income	0.04	0.04	0.03	0.02	0.02
Net realized and unrealized gain (loss)	0.11	(0.08)	0.16	0.32	0.16
Total from investment operations	0.15	(0.04)	0.19	0.34	0.18
Distributions from:
Net investment income	(0.04)	—(b)	(0.03)	(0.02)	(0.02)
Net realized gain	(0.06)	(0.01)	(0.15)	(0.19)	—
Total distributions	(0.10)	(0.01)	(0.18)	(0.21)	(0.02)
Total increase (decrease) in net asset value	0.05	(0.05)	0.01	0.13	0.16
Net asset value, ending	$2.05	$2.00	$2.05	$2.04	$1.91
Total return (c)	7.58%	(1.90%)	9.60%	18.00%	10.51%
Ratios to average net assets: (d)
Net investment income	2.06%	1.73%	1.58%	1.07%	1.10%
Total expenses	0.75%	0.85%	0.86%	0.90%	0.90%
Net expenses	0.70%	0.84%	0.86%	0.90%	0.90%
Portfolio turnover	129%	90%	97%	161%	150%
Net assets, ending (in thousands)	$325,638	$323,676	$354,585	$339,494	$305,198

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount is less than $0.005 per share.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (b)
Net asset value, beginning	$2.03	$2.09	$2.06	$2.22
Income from investment operations:
Net investment income	0.03	0.03	0.03	0.01
Net realized and unrealized gain (loss)	0.12	(0.08)	0.16	0.02
Total from investment operations	0.15	(0.05)	0.19	0.03
Distributions from:
Net investment income	(0.04)	—	(0.01)	—(c)
Net realized gain	(0.06)	(0.01)	(0.15)	(0.19)
Total distributions	(0.10)	(0.01)	(0.16)	(0.19)
Total increase (decrease) in net asset value	0.05	(0.06)	0.03	(0.16)
Net asset value, ending	$2.08	$2.03	$2.09	$2.06
Total return (d)	7.14%	(2.46%)	9.18%	1.31%
Ratios to average net assets (e)
Net investment income	1.65%	1.49%	1.36%	0.99%(f)
Total expenses	1.40%	1.74%	14.91%	1.15%(f)
Net expenses	1.10%	1.15%	1.15%	1.15%(f)
Portfolio turnover	129%	90%	97%	161%
Net assets, ending (in thousands)	$588	$324	$35	$2

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From October 18, 2013 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.
See notes to financial statements.

36 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
129,355,867	2,960,983	10,749,728

2.	Reaffirmation and approval of the Portfolio’s ability to invest in notes issued by Calvert Social Investment Foundation

For	Against	Abstain
130,972,352	2,992,112	9,102,113

3.	Approval of the Portfolio’s reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission

For	Against	Abstain
126,529,392	3,610,577	12,926,609
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
196,779	0	24,862
Shareholders of Calvert Variable Series, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Series, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	137,775,951	6,712,423
Alice Gresham Bullock	139,482,197	5,006,177
Cari Dominguez	138,935,118	5,553,256
Miles D. Harper III	137,849,644	6,638,730
John G. Guffey, Jr.	137,900,757	6,587,617
Joy V. Jones	139,399,634	5,088,740
Anthony A. Williams	137,474,898	7,013,476
John H. Streur	136,401,003	8,087,371
*Excludes fractional shares.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Series, Inc. (“CVS”), and by a separate vote, the Directors who are not “interested persons” of CVS (the “Independent Directors”), approved a new Investment Advisory Agreement between CVS and Eaton Vance Investment Advisors (renamed Calvert Research and Management) (“CRM” or the “Adviser”) with respect to the Calvert VP SRI Balanced Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory Agreement would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory Agreement.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund’s projected growth and size on each Calvert Fund’s performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the management style and investment strategies that CRM proposed to use in managing the Calvert Funds, including the Portfolio, the Directors took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Directors also noted that for certain Calvert Funds CRM proposed to combine the investment capabilities of affiliates of Eaton Vance with CRM’s sustainable research capabilities. Based upon their review, the Directors

38 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

concluded that CRM is qualified to manage the Portfolio’s assets in accordance with its investment objective and strategies and that the proposed investment strategies were appropriate for pursuing the Portfolio’s investment objective.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory Agreement, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds, such as the Portfolio, will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) CRM’s intention to continue to manage the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies, which includes continuing to manage the Portfolio pursuant to responsible investment criteria as described in the prospectus;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CRM is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and strategies; (c) CRM’s investment strategies are appropriate for pursuing the Portfolio’s investment objective; and (d) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	1999	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

40 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24217 12.31.16

Calvert VP SRI Mid Cap Portfolio
Annual Report December 31, 2016

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
6	Understanding Your Fund’s Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Notes to Financial Statements
22	Financial Highlights
23	Special Meeting of Shareholders
24	Proxy Voting
24	Availability of Quarterly Portfolio Holdings
24	Board Approval of Investment Advisory Agreement
26	Director and Officer Information Table

John H. Streur President and Chief Executive Officer, Calvert Research and Management
Change is here. President Trump has already initiated several actions designed to spur U.S. economic growth and prosperity. Through reduced corporate regulation, potential change to tax laws and increased infrastructure spending, President Trump hopes to create a pro-corporate environment that will stimulate economic activity and foster job and wage growth. Although executive orders do not always result in legislation, the policies of the new administration are sure to have a profound impact on the near term regulatory, economic and environmental landscapes. These developments have also amplified the importance of socially responsible investing to the capital markets and its ability to influence the role of corporations in society.
The new President’s de-regulation policies are, at this writing, specific to reducing environmental and financial regulation, affecting primarily those market participants in the energy, manufacturing and financial sectors. However, President Trump has also vowed to eliminate “wasteful and unnecessary” regulation of any type, which could result in wholesale changes to the regulatory framework for many industries. Unfortunately, many of the regulations targeted for review serve as real protection for the environment, or investor/worker protection and their elimination could result in social or environmental compromise. Tax cuts in the corporate sector, designed to encourage capital investment and the repatriation of revenues and jobs, do not always translate into increases in productivity. Corporations will need to be incentivized to re-invest their tax savings into their infrastructure (including information technology) and personnel (i.e. training) to ensure that the workplace gains anticipated materialize. Infrastructure spending designed to create social benefit, (through better roads and bridges) and increase employment should be monitored to ensure that all areas are enriched equitably and that environmental resources are not irresponsibly compromised.
During this period of change in U.S. Government regulation it will be imperative to be able to thoroughly evaluate companies and other issuers to discern those that develop and/or maintain superior sustainability policies and procedures and their leadership from those that lag behind. Reliable information is crucial in ensuring that investors are able to effectively evaluate and assess corporate behaviors surrounding governance, environmental and social issues, and now, especially during a period of governmental policy shifts, a timely evaluation of individual corporate response and action will be imperative. As the Socially Responsible Investing (SRI) space grows and matures, providers of environmental, social and governance (“ESG”) data are entering the market with new metrics, criteria and ideas. Information from other organizations (e.g., non-governmental organizations or NGOs) is also important, as they often have pockets of information that are not widely distributed or commonly used by other investment firms, but impact a corporation’s overall sustainability profile. This information is particularly valuable as the data available from corporations and other issuers (excluding financial) is often opaque and the perspectives of NGOs and smaller organizations with specific niche knowledge is valuable in deciphering issuer by issuer comparisons (especially pertinent during these times of change).
It is important for investors to maintain pace with the evolving quality and availability of ESG data as well as the impact of policy/legislative actions on the behavior of our corporations in order to properly gauge risk as well as overall corporate valuation. It is this disclosure and transparency, along with responsible investor’s analysis that we all rely upon to safeguard the capital markets and our society. NGO’s are already significantly engaged in information dissemination and are likely to be an even more valuable resource for our corporate evaluations in the near term. Calvert’s investment research is rooted in available ESG data and we will continue to evolve our research as data becomes available that is important to evaluating companies and other issuers across critical environmental, social and governance areas.
Calvert’s corporate engagement activities are a key component to Calvert’s mission and your shareholder experience. Calvert investors take part in influencing a company’s sustainability and ESG policies through our proxy voting, direct engagement and filing of shareholder resolutions. In voting Fund proxies, we follow guidelines that align with the Calvert Principles for Responsible Investing and Calvert files resolutions for activities congruent with those Principles. We will directly engage with

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companies to influence their operating procedures to make the world a better place for all. We are, after all, one people, one planet, with one mission- to sustain the place we live for the benefit of generations to come while improving for all of us here today.

Sincerely,
John H. Streur
President and Chief Executive Officer, Calvert Research and Management

2 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
For the one year period ended December 31, 2016, the S&P 500 Index returned 11.96% while the Russell 1000 Index returned 12.05%. Small cap stocks outperformed with the Russell 2000 Index returning 21.31%. Emerging markets posted solid performance with the MSCI EM Index returning 11.19%, though developed international equities lagged as the MSCI EAFE Index returned just 1.00%.
Strong stock returns in the U.S. masked volatility that occurred during the 12-month period. U.S. equity markets declined sharply in the first quarter of 2016 as investors became concerned about the prospects for near-term economic growth and the ripple effect of plunging oil prices. As oil recovered, the Chinese economy stabilized, and the Fed proved more dovish than expected, risk assets (investments that typically have a significant degree of price volatility) recovered and consumer confidence rose. Stronger economic data in the U.S., particularly in the labor market, proved resilient to Brexit and with political uncertainty receding, the Federal Reserve raised interest rates in December.
Fund Performance Relative to the Benchmark
For the 12 months ending December 31, 2016, Calvert VP SRI Mid Cap Portfolio returned 7.27%, underperforming the Russell Midcap Index (the Index), which returned 13.80%, and the Russell Midcap Growth Index, which returned 7.33%.
Stock selection within the Consumer Discretionary and Health Care sectors detracted from performance relative to the Index. Pharmaceutical distributor Amerisource Bergen (ABC) fell sharply in May, after telling investors that profits and free cash flow in 2016 and 2017 would be lower than it had previously expected. ABC cited deflationary prices for generic drugs as one factor, with market share loss another factor. The Fund exited its position in ABC during the period.
Automotive retailer Lithia Motors (LAD) was another negative contributor to Portfolio performance. Lithia fell during the first half of 2016, as investors became concerned about slower sales of new autos and increased inventory at dealers. The Fund also exited LAD during the period.
A positive contributor to Portfolio performance versus the Index was stock selection within Financial Services. East West Bancorp (EWBC), a holding added during the period has strong market share among ethnic Chinese residents in California. The bank’s loan portfolio has been structured to benefit from rising interest rates. As long-term rates began rising in November, the bank’s stock price also rose.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	20.0%
Information Technology	16.5%
Industrials	13.9%
Consumer Discretionary	10.6%
Health Care	10.3%
Energy	6.6%
Real Estate	6.5%
Utilities	5.1%
Consumer Staples	4.4%
Materials	4.4%
Telecommunication Services	0.9%
Short-Term Investments	0.8%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
East West Bancorp, Inc.	2.8%
Principal Financial Group, Inc.	2.5%
Umpqua Holdings Corp.	2.4%
HD Supply Holdings, Inc.	2.3%
Applied Materials, Inc.	2.2%
Synopsys, Inc.	2.0%
Ingersoll-Rand plc	2.0%
ONEOK, Inc.	2.0%
Investors Bancorp, Inc.	2.0%
Quest Diagnostics, Inc.	2.0%
Total	22.2%

Another positive contributor during the year was Applied Materials (AMAT), also added during the period, which makes equipment that manufactures semiconductors. Demand was stronger than expected, which resulted in analysts increasing their forecasts for AMAT’s sales and profits throughout the year.
On June 7, 2016, the Portfolio’s Board of Directors approved the removal of New Amsterdam Partners as sub-adviser to the Portfolio, and a name change from Calvert VP SRI Mid Cap Growth Portfolio to Calvert VP SRI Mid Cap Portfolio. Effective June 9, 2016, Calvert Investment Management, Inc., (“CIM”), assumed responsibility for the day-to-day

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management of the Portfolio. At the same time, the Board approved a change in the Portfolio’s benchmark from the Russell Mid Cap Growth Index to the Russell Mid Cap Index which better reflects the relative value oriented investment strategy.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and CIM and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM. In addition, effective December 31, 2016, the Portfolio is managed by Christopher Madden, Jade Huang and Charles B. Gaffney of CRM.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. It is not possible to invest in an index.

CALVERT VP SRI MID CAP PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Calvert VP SRI Mid Cap Portfolio	7.27%	11.20%	7.65%
Russell Midcap Index	13.80%	14.72%	7.86%
Russell Midcap Growth Index	7.33%	13.51%	7.83%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for the Portfolio is 0.97%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16

Actual	0.99%	$1,000.00	$1,076.50	$5.17
Hypothetical (5% return per year before expenses)	0.99%	$1,000.00	$1,020.16	$5.03

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

6 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Mid Cap Portfolio (the “Portfolio”), formerly, Calvert VP SRI Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP SRI MID CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.3%

Auto Components - 1.6%
Adient plc *	1,620	94,932
Delphi Automotive plc	9,386	632,147
		727,079

Banks - 7.2%
East West Bancorp, Inc.	25,551	1,298,757
Investors Bancorp, Inc.	64,227	895,967
Umpqua Holdings Corp.	57,665	1,082,949
		3,277,673

Beverages - 1.0%
Coca-Cola European Partners plc	14,136	443,870

Building Products - 1.5%
Johnson Controls International plc	16,201	667,319

Capital Markets - 4.4%
Ameriprise Financial, Inc.	6,556	727,323
Moody's Corp.	7,506	707,591
Northern Trust Corp.	6,172	549,616
		1,984,530

Chemicals - 1.4%
PPG Industries, Inc.	6,565	622,099

Construction & Engineering - 1.3%
EMCOR Group, Inc.	8,529	603,512

Containers & Packaging - 1.4%
Graphic Packaging Holding Co.	49,688	620,106

Diversified Telecommunication Services - 0.9%
TELUS Corp.	13,135	418,219

Electric Utilities - 2.5%
Alliant Energy Corp.	15,134	573,427
Portland General Electric Co.	12,566	544,485
		1,117,912

Electrical Equipment - 1.8%
Eaton Corp. plc	12,502	838,759

8 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Electronic Equipment & Instruments - 1.9%
FLIR Systems, Inc.	23,823	862,154

Energy Equipment & Services - 3.0%
Baker Hughes, Inc.	8,496	551,985
FMC Technologies, Inc. *	23,438	832,752
		1,384,737

Equity Real Estate Investment Trusts (REITs) - 6.5%
American Campus Communities, Inc.	9,347	465,200
DDR Corp.	40,774	622,619
Duke Realty Corp.	26,370	700,387
First Industrial Realty Trust, Inc.	22,113	620,270
Healthcare Trust of America, Inc., Class A	18,835	548,287
		2,956,763

Food Products - 3.4%
Bunge Ltd.	11,370	821,369
Conagra Brands, Inc.	14,268	564,299
Lamb Weston Holdings, Inc. *	4,762	180,242
		1,565,910

Gas Utilities - 2.6%
Southwest Gas Corp.	7,236	554,422
UGI Corp.	14,081	648,853
		1,203,275

Health Care Equipment & Supplies - 3.9%
Baxter International, Inc.	11,523	510,930
ResMed, Inc.	9,246	573,714
Varian Medical Systems, Inc. *	7,507	673,979
		1,758,623

Health Care Providers & Services - 3.0%
Patterson Cos., Inc. (a)	11,830	485,385
Quest Diagnostics, Inc.	9,749	895,933
		1,381,318

Hotels, Restaurants & Leisure - 1.6%
Texas Roadhouse, Inc.	14,668	707,584

Household Durables - 1.0%
Leggett & Platt, Inc.	9,640	471,203

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Industrial Conglomerates - 1.8%
Carlisle Cos., Inc.	7,449	821,550

Insurance - 8.4%
Alleghany Corp. *	1,054	640,959
American Financial Group, Inc.	6,976	614,725
Hanover Insurance Group, Inc. (The)	6,141	558,892
Principal Financial Group, Inc.	19,451	1,125,435
Unum Group	20,025	879,698
		3,819,709

IT Services - 5.8%
Amdocs Ltd.	13,244	771,463
Automatic Data Processing, Inc.	6,340	651,625
Broadridge Financial Solutions, Inc.	9,861	653,784
Vantiv, Inc., Class A *	9,590	571,756
		2,648,628

Leisure Products - 1.1%
Hasbro, Inc.	6,273	487,977

Life Sciences - Tools & Services - 3.4%
Agilent Technologies, Inc.	19,396	883,682
PerkinElmer, Inc.	12,498	651,771
		1,535,453

Machinery - 3.7%
Ingersoll-Rand plc	12,146	911,436
Xylem, Inc.	15,257	755,527
		1,666,963

Media - 1.6%
Omnicom Group, Inc.	8,389	713,988

Metals & Mining - 1.6%
Reliance Steel & Aluminum Co.	9,286	738,608

Oil, Gas & Consumable Fuels - 3.6%
ONEOK, Inc.	15,654	898,696
Spectra Energy Corp.	17,641	724,869
		1,623,565

10 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	31,079	1,002,919
Maxim Integrated Products, Inc.	22,175	855,290
		1,858,209

Software - 4.7%
CA, Inc.	20,652	656,114
Synopsys, Inc. *	15,517	913,330
VMware, Inc., Class A *	7,479	588,822
		2,158,266

Specialty Retail - 3.8%
Foot Locker, Inc.	7,127	505,233
Ross Stores, Inc.	12,403	813,637
Sally Beauty Holdings, Inc. *	15,511	409,801
		1,728,671

Trading Companies & Distributors - 3.8%
HD Supply Holdings, Inc. *	24,921	1,059,392
MSC Industrial Direct Co., Inc., Class A	7,425	685,996
		1,745,388

Total Common Stocks (Cost $41,465,856)		45,159,620

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.8%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	368,654	368,654

Total Time Deposit (Cost $368,654)		368,654

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	491,862	491,862

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $491,862)		491,862

TOTAL INVESTMENTS (Cost $42,326,372) - 101.2%		46,020,136
Other assets and liabilities, net - (1.2%)		(547,237)
NET ASSETS - 100.0%		45,472,899

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $480,502 as of December 31, 2016.

Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $42,326,372) - see accompanying schedule	$46,020,136
Receivable for shares sold	9,990
Dividends and interest receivable	73,788
Securities lending income receivable	48
Directors' deferred compensation plan	26,488
Total assets	46,130,450

LIABILITIES
Collateral for securities loaned	491,862
Payable for shares redeemed	62,962
Payable to affiliates:
Investment advisory fee	29,298
Administrative fees	4,762
Shareholder servicing agent fee	298
Directors' fees and expenses	1,954
Directors' deferred compensation plan	26,488
Accrued expenses and other liabilities	39,927
Total liabilities	657,551
NET ASSETS	$45,472,899

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,577,946 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$41,764,324
Undistributed net investment income	295,015
Accumulated net realized gain (loss)	(280,150)
Net unrealized appreciation (depreciation)	3,693,710
NET ASSETS	$45,472,899

NET ASSET VALUE PER SHARE	$28.82
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,442)	$762,292
Other income	17,333
Interest income	1,804
Securities lending income	480
Total investment income	781,909

Expenses:
Investment advisory fee	304,521
Administrative fees	76,649
Transfer agency fees and expenses	43,946
Directors' fees and expenses	9,187
Accounting fees	18,895
Custodian fees	13,866
Professional fees	26,847
Reports to shareholders	5,336
Miscellaneous	4,264
Total expenses	503,511
Reimbursement from Advisor	(19,273)
Administrative fees waived	(20,430)
Net expenses	463,808
NET INVESTMENT INCOME (LOSS)	318,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(212,783)
Foreign currency transactions	(5,380)
(218,163)

Net change in unrealized appreciation (depreciation) on:
Investments	3,148,876
Assets and liabilities denominated in foreign currencies	(54)
3,148,822

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,930,659

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,248,760
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$318,101	($28,193)
Net realized gain (loss)	(218,163)	6,055,504
Net change in unrealized appreciation (depreciation)	3,148,822	(7,753,708)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,248,760	(1,726,397)

Distributions to shareholders from:
Net realized gain	(6,094,326)	(1,659,712)
Total distributions	(6,094,326)	(1,659,712)

Capital share transactions:
Shares sold	4,516,715	10,975,819
Reinvestment of distributions	6,094,326	1,659,712
Shares redeemed	(11,876,211)	(10,382,253)
Total capital share transactions	(1,265,170)	2,253,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,110,736)	(1,132,831)

NET ASSETS
Beginning of year	49,583,635	50,716,466
End of year (including undistributed net investment income of $295,015 and $0, respectively)	$45,472,899	$49,583,635

CAPITAL SHARE ACTIVITY
Shares sold	146,259	314,036
Reinvestment of distributions	211,388	52,473
Shares redeemed	(378,424)	(296,813)
Total capital share activity	(20,777)	69,696
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Series, Inc. (the “Corporation”) was organized as a Maryland corporation on September 27, 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates two (2) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP SRI Mid Cap Portfolio (formerly, Calvert VP SRI Mid Cap Growth Portfolio) (the “Portfolio”). The Corporation is authorized to issue thirty-two billion and five hundred million (32,500,000,000) shares of stock, of which 1,000,000,000 shares have been allocated to the Portfolio, with a par value of each share at one cent ($0.01).
The Portfolio is diversified and invests in common stocks of mid-capitalization companies. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the

16 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$45,159,620	$—	$—	$45,159,620
Time Deposit	—	368,654	—	368,654
Short Term Investment of Cash Collateral For Securities Loaned	491,862	—	—	491,862
TOTAL	$45,651,482	$368,654	$—	$46,020,136

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.65% the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the same rate as the Portfolio’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $304,521 or 0.65% of the Portfolio’s average daily net assets, of which $811 was paid to CRM and $303,710 was paid to CIM.
CRM (CIM for the period May 1, 2016 through December 30, 2016) has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.99% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to May 1, 2016, CIM voluntarily waived the portion of annual portfolio operating expenses in excess of 0.99%. For the year ended December 31, 2016, CIM waived or reimbursed expenses of $19,273, of which $5,284 were voluntarily waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.25% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS voluntarily waived administrative fees of 0.13% of the Portfolio’s average daily net assets for the period January 1, 2016 to April 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $150 and CIAS was paid administrative fees of $76,499, of which $20,430 were waived.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $3,514 of which $9 was paid to EVM and $3,505 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the

18 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $79,093,443 and $85,097,644, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($358,300)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$13	$269,164
Long-term capital gains	6,094,313	1,390,548
Total	$6,094,326	$1,659,712
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$4,525,360
Unrealized (depreciation)	(825,706)
Net unrealized appreciation (depreciation) on investments	$3,699,654
Net unrealized depreciation on foreign currency	($55)

Undistributed ordinary income	$295,015
Capital loss carryforwards	($286,039)

Federal income tax cost of investments	$42,320,482
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and real estate investment trusts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and real estate investment trusts.

Undistributed net investment income	($23,086)
Accumulated net realized gain (loss)	23,086

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NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $480,502 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$491,862	$—	$—	$—	$491,862
Amount of recognized liabilities for securities lending transactions					$491,862
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2016.
For the year ended December 31, 2016, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$24,463	1.83%	$1,045,038	December 2016
NOTE F — CAPITAL SHARES
At December 31, 2016, four separate accounts of insurance companies each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 78.9%.
NOTE G — OTHER MATTERS
On October 18, 2016, CIM announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by CIM out of CIM’s own assets or by the Calvert Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. CIM is in the process of determining the economic impact of misallocated fees on the affected Calvert Funds, including the Portfolio, and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.

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NOTE H — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers $6,094,313 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP SRI MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$31.01	$33.17	$37.74	$32.66	$31.66
Income from investment operations:
Net investment income (loss)	0.21	(0.02)	(0.02)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	2.05	(1.06)	3.15	9.75	5.27
Total from investment operations	2.26	(1.08)	3.13	9.63	5.21
Distributions from:
Net realized gain	(4.45)	(1.08)	(7.70)	(4.55)	(4.21)
Total distributions	(4.45)	(1.08)	(7.70)	(4.55)	(4.21)
Total increase (decrease) in net asset value	(2.19)	(2.16)	(4.57)	5.08	1.00
Net asset value, ending	$28.82	$31.01	$33.17	$37.74	$32.66
Total return (b)	7.27%	(3.31%)	8.09%	29.90%	16.75%
Ratios to average net assets: (c)
Net investment income (loss)	0.68%	(0.05%)	(0.06%)	(0.35%)	(0.19%)
Total expenses	1.07%	1.10%	1.16%	1.15%	1.12%
Net expenses	0.99%	1.09%	1.16%	1.15%	1.12%
Portfolio turnover	170%	94%	91%	69%	61%
Net assets, ending (in thousands)	$45,473	$49,584	$50,716	$53,780	$42,232

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP SRI Mid Cap Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
1,225,889	72,179	123,728

2.	Reaffirmation and approval of the Portfolio’s ability to invest in notes issued by Calvert Social Investment Foundation

For	Against	Abstain
1,307,011	44,817	69,968

3.	Approval of the Portfolio’s reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission

For	Against	Abstain
1,287,062	61,050	73,685
Shareholders of Calvert Variable Series, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Series, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	137,775,951	6,712,423
Alice Gresham Bullock	139,482,197	5,006,177
Cari Dominguez	138,935,118	5,553,256
Miles D. Harper III	137,849,644	6,638,730
John G. Guffey, Jr.	137,900,757	6,587,617
Joy V. Jones	139,399,634	5,088,740
Anthony A. Williams	137,474,898	7,013,476
John H. Streur	136,401,003	8,087,371
*Excludes fractional shares.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Series, Inc. (“CVS”), and by a separate vote, the Directors who are not “interested persons” of CVS (the “Independent Directors”), approved a new Investment Advisory Agreement between CVS and Eaton Vance Investment Advisors (renamed Calvert Research and Management) (“CRM” or the “Adviser”) with respect to the Calvert VP SRI Mid Cap Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory Agreement would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory Agreement.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund’s projected growth and size on each Calvert Fund’s performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the management style and investment strategies that CRM proposed to use in managing the Calvert Funds, including the Portfolio, the Directors took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Directors also noted that for certain Calvert Funds CRM proposed to combine the investment capabilities of affiliates of Eaton Vance with CRM’s sustainable research capabilities. Based upon their review, the Directors

24 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED)

concluded that CRM is qualified to manage the Portfolio’s assets in accordance with its investment objective and strategies and that the proposed investment strategies were appropriate for pursuing the Portfolio’s investment objective.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory Agreement, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) CRM’s intention to continue to manage the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies, which includes continuing to manage the Portfolio pursuant to responsible investment criteria as described in the prospectus;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CRM is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and strategies; (c) CRM’s investment strategies are appropriate for pursuing the Portfolio’s investment objective; and (d) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	1999	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

26 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24219 12.31.16

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
	$	%*	$	% *

(a) Audit Fees	$41,195	0%	$38,624	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$6,400	0%	$6,200	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$47,595	0%	$44,824	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.
(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
$	%*	$	%*
$0	0%*	$325,000	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

/s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date: February 22, 2017